GUARANTY

THIS GUARANTY (this "**Guaranty**") is executed as of October 9th, 2015, by **Reven Housing REIT, Inc.** ("**Guarantor**"), for the benefit of **SILVERGATE BANK**, a California corporation ("**Lender**"), with reference to the following facts:

A. Lender has agreed to lend up to Five Million Fifteen Thousand Sixty and No/100 Dollars ($5,015,060.00) (the "**Loan**") to **REVEN HOUSING FLORIDA 2, LLC,** a Delaware limited liability company("**Borrower**").

B. The Loan is evidenced by that certain Promissory Note Secured by Mortgage of even date herewith in the principal amount of the Loan by Borrower in favor of Lender (such note, including any renewals, modifications or amendments thereto or replacements thereof (including any new notes if the note or any replacements therefore are replaced by other notes) being referred to herein as the ("**Note**"). The Note is secured by, among other instruments, that certain Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing (the "**Mortgage**") executed by Borrower, dated of even date herewith and affecting that certain real property situated in Duval County, Florida, and more particularly described in the Mortgage (the "**Property**"). The Note, Mortgage and all documents and instruments executed by Borrower, Guarantor or any other guarantor in connection with the Loan are herein collectively referred to as "**Loan Documents**".

C. As a condition to the making of the Loan, Lender has required that Guarantor guarantee the "Recourse Obligations" (as defined in the Note) of Borrower in accordance with the terms of this Guaranty.

NOW, THEREFORE, in consideration of Lender's agreement to make the Loan and as an inducement to Lender to do so, Guarantor covenants and agrees with Lender, for the benefit of the holder from time to time of the Note as follows:

ARTICLE I. REPRESENTATIONS AND WARRANTIES

Guarantor makes the following representations and warranties which shall be continuing representations and warranties until this Guaranty expires in accordance with the provisions contained herein:

1.01 **Guaranty Authorized and Binding**. There are no conditions precedent to the effectiveness of this Guaranty and this Guaranty has been duly authorized, executed and delivered and constitutes a valid and legally binding obligation of Guarantor enforceable in accordance with its terms, regardless of whether Lender obtains other collateral or any guaranties from others or takes any other action contemplated by Guarantor.

1.02 **No Conflict**. The execution and delivery of this Guaranty are not, and the performance of this Guaranty will not be, in contravention of, or in conflict with, any law, rule, regulation or other legal requirement or any agreement, indenture or undertaking to which Guarantor is a party or by which it or any of its assets is or may be bound or affected and do not, and will not cause any security interest, lien or other encumbrance to be created or imposed upon any such assets.

1.03 **Litigation**. There is no litigation or other proceeding pending or, to the best of knowledge of Guarantor, threatened against, or affecting, it or its properties which, if determined adversely to Guarantor, would have a materially adverse effect on the financial condition, assets, businesses or operations of Guarantor or which prevents or interferes with or adversely affects Guarantor's entering into this Guaranty or the validity of this Guaranty or the carrying out of the terms

hereof, and Guarantor is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

1.04 **Financial Condition**. Guarantor's financial statements, which have heretofore been submitted in writing by Guarantor to Lender in connection herewith, are true and correct and fairly present the financial condition of Guarantor for the period covered thereby. Since the date of said financial statements, there has been no materially adverse change in Guarantor's financial condition. Guarantor has no knowledge of any liabilities, contingent or otherwise, as of the date of said financial statements which are not reflected in said financial statements; other than in the ordinary course of its business, Guarantor has not entered into any commitments or contracts which are not reflected in such financial statements or which may have a materially adverse effect upon its financial condition, operations or business as now conducted; and Guarantor has not (since the date of such statements) sold, leased, assigned, encumbered, hypothecated, transferred or otherwise disposed of and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of, all or substantially all of Guarantor's assets, or any interest therein, other than in the ordinary course of Guarantor's business.

1.05 **Solvency**. The execution and delivery of this Guaranty will not (i) render Guarantor insolvent under generally accepted accounting principles nor render it Insolvent (as defined below), (ii) leave Guarantor with remaining assets which constitute unreasonably small capital given the nature of Guarantor's business, or (iii) result in the incurrence of "Debts" (as defined below) beyond Guarantor's ability to pay them when and as they mature. Guarantor is not insolvent under generally accepted accounting principles nor Insolvent, regardless of the effect of this Guaranty on its financial condition. For the purposes of this Section, "Insolvent" means that the present fair salable value of assets is less than the amount that will be required to pay the probable liability on existing Debts as they become absolute and matured. For the purposes of this Section, "Debts" includes any legal liability for indebtedness, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent.

1.06 **Financial or Other Benefit or Advantage**. Guarantor hereby acknowledges and warrants that (1) it has derived or expects to derive a financial or other benefit or advantage from the Loan and from each and every renewal, extension, release of collateral or other relinquishment of legal rights made or granted or to be made or granted by Lender to Borrower in connection with the Loan, and (2) Lender would not make the Loan but for this Guaranty.

1.07 **Information**. Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower's financial condition, the Property, and Borrower's activities relating thereto and the status of Borrower's performance of their respective obligations imposed by the Loan Documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks hereunder and Lender has made no representation to Guarantor as to any such matters.

ARTICLE II. AGREEMENTS

2.01 **Guaranty**.

(a) Guarantor hereby unconditionally guarantees and agrees to timely perform and comply with the "Recourse Obligations" (as defined in the Note), including the due and punctual payment and the full and faithful performance of and compliance with all of the Recourse Obligations (and all renewals, extensions, modifications and rearrangements thereof, and including the due and punctual payment and full and faithful performance of each and every obligation of the Borrower contained in that certain Unsecured Environmental Indemnity of even date herewith by Borrower in favor of Lender).

(b) This is a guaranty of payment and performance, not of collectibility.

2.02 **Obligations Absolute**. The obligations of Guarantor hereunder shall remain in full force and effect without regard to, and shall not be affected or impaired by the following, any of which may be taken without the consent of, or notice to, Guarantor, nor shall any of the following give Guarantor any recourse or right of action against Lender:

(a) Any express or implied amendment, modification, renewal, addition, supplement, extension (including extensions beyond the original term) or acceleration of or to any of the Loan Documents;

(b) Any exercise or non-exercise by Lender of any right or privilege under this Guaranty or any of the Loan Documents;

(c) Any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Borrower, Guarantor or any other guarantor (which term shall include any other party at any time directly or contingently liable for any of Borrower's obligations under the Loan Documents) or any affiliate of Borrower or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not Guarantor shall have had notice or knowledge of any of the foregoing;

(d) Any release or discharge of Borrower from its liability under any of the Loan Documents or any release or discharge of any endorser or guarantor or of any other party at any time directly or contingently liable for the Guaranteed Obligations;

(e) Any subordination, compromise, release (by operation of law or otherwise), discharge, compound, collection, or liquidation of any or all of the Property or other collateral described in any of the Loan Documents or otherwise in any manner, or any substitution with respect thereto;

(f) Any assignment or other transfer of this Guaranty in whole or in part or of any of the Loan Documents;

(g) Any acceptance of partial performance of the Guaranteed Obligations;

(h) Any consent to the transfer of the Property or any portion thereof or any other collateral described in the Loan Documents or otherwise; and

(i) Any bid or purchase at any sale of the Property or any other collateral described in the Loan Documents or otherwise.

2.03 **Waivers**. Guarantor unconditionally waives any defense to the enforcement of this Guaranty, including:

(a) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty;

(b) Any right to require Lender to proceed against Borrower or any guarantor at any time or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy whatsoever at any time;

(c) The defense of any statute of limitations affecting the liability of Guarantor hereunder or the liability of Borrower, or any guarantor under the Loan Documents, or the enforcement hereof, to the extent permitted by law;

(d) Any defense arising by reason of any invalidity or unenforceability of (or any limitation of liability in) any of the Loan Documents or any disability of Borrower or any guarantor or of any manner in which Lender has exercised its rights and remedies under the Loan Documents, or by any cessation from any cause whatsoever of the liability of Borrower or any guarantor;

(e) Without limitation on clause (d) above, any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Borrower or any principal of Borrower or any defect in the formation of Borrower or any principal of Borrower;

(f) Any defense based upon the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Guarantor;

(g) Any defense based upon an election of remedies by Lender, including any election to proceed by judicial or nonjudicial foreclosure of any security, whether real property or personal property security, or by deed in lieu thereof, and whether or not every aspect of any foreclosure sale is commercially reasonable, or any election of remedies, including remedies relating to real property or personal property security, which destroys or otherwise impairs the subrogation rights of Guarantor or the rights of Guarantor to proceed against Borrower or any guarantor for reimbursement, or both (including, if applicable notwithstanding the parties' intent that Florida law shall govern this Guaranty, California Code of Civil Procedure Sections 580a, 580b, 580d and 726));

(h) Any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other aspects more burdensome than that of a principal;

(i) Any defense based upon Lender's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute;

(j) Any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code;

(k) Any duty of Lender to advise Guarantor of any information known to Lender regarding the financial condition of Borrower and all other circumstances affecting Borrower's ability to perform its obligations to Lender, it being agreed that Guarantor assumes the responsibility for being and keeping informed regarding such condition or any such circumstances;

(l) Any right of subrogation, reimbursement, exoneration, contribution or indemnity, or any right to enforce any remedy which Lender now has or may hereafter have against Borrower or any benefit of, or any right to participate in, any security now or hereafter held by Lender; and

(m) Without limiting the generality of the foregoing or any other provision hereof, any rights and benefits which might otherwise be available to Guarantor, to the extent applicable notwithstanding the parties' intent that Florida law governs this Guaranty, under California Civil Code Sections 2787 to 2855, inclusive, 2899, and 3433.

2.04 Subrogation. Guarantor understands that the exercise by Lender of certain rights and remedies may affect or eliminate Guarantor's right of subrogation against Borrower or any guarantor and

that Guarantor may therefore incur partially or totally nonreimbursable liability hereunder. Nevertheless, Guarantor hereby authorizes and empowers Lender, its successors, endorsees and assigns, to exercise in its or their sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of Guarantor that the obligations hereunder shall be absolute, continuing, independent and unconditional under any and all circumstances. Notwithstanding any other provision of this Guaranty to the contrary, Guarantor hereby waives and releases, to the fullest extent permitted by law, any claim or other rights which Guarantor may now have or hereafter acquire against Borrower or any other guarantor of all or any of the obligations of Guarantor hereunder that arise from the existence or performance of Guarantor's obligations under this Guaranty or any of the other Loan Documents, including any right of subrogation, reimbursement, exoneration, contribution or indemnification, any right to participate in any claim or remedy of Lender against Borrower or any collateral which Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including the right to take or receive from Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. In addition, Guarantor waives all rights and defenses that Guarantor may have because the debtor's debt is secured by real property. This means, among other things (if California law applies notwithstanding the parties' intent that this Guaranty shall be governed by Florida law):

(a) The creditor may collect from the guarantor without first foreclosing on any real or personal property collateral pledged by the debtor.

(b) If the creditor forecloses on any real property collateral pledged by the debtor: (A) The amount of the debt may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) the creditor may collect from the guarantor even if the creditor, by foreclosing on the real property collateral, has destroyed any right the guarantor may have to collect from the debtor. This is an unconditional and irrevocable waiver of any rights and defenses the guarantor may have because the debtor's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure . in the event that any of such statutes shall ever be deemed to apply to Guarantor notwithstanding the intent that this Guaranty is to be governed by Florida law and that Section 580a, 580b, 580d and 726 of the California Code of Civil Procedure should not offer any protection whatsoever to Guarantor.

2.05 **Additional Waivers**. Guarantor shall not be released or discharged, either in whole or in part, by Lender's failure or delay to (i) perfect or continue the perfection of any lien or security interest in any collateral which secures the obligations of Borrower, Guarantor or any other guarantor, or (ii) protect the property covered by such lien or security interest.

2.06 **Independent, Separate and Unsecured Obligations**. The obligation of Guarantor hereunder is independent of the obligations of Borrower and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against Guarantor whether or not Guarantor is the alter ego of Borrower and whether or not Borrower is joined therein or a separate action or actions are brought against Borrower. Lender's rights hereunder shall not be exhausted until all of the Guaranteed Obligations have been fully paid and performed. Except as otherwise provided in this Guaranty, this Guaranty is not secured and shall not be deemed to be secured by any security instrument unless such security instrument expressly recites that it secures this Guaranty.

2.07 **Subordination**. Without limitation on the waivers and releases contained herein:

(a) Until all obligations secured by the Mortgage have been satisfied, Guarantor subordinates all present and future indebtedness owing by Borrower to Guarantor to the obligations at

any time owing by Borrower to Lender under the Loan Documents. Guarantor assigns all such indebtedness to Lender as security for this Guaranty, the Note and other Loan Documents.

(b) During such time as any "Event of Default" exists as defined in the Mortgage, Guarantor agrees to make no claim on such indebtedness until all obligations of Borrower under the Loan Documents have been fully discharged.

(c) Guarantor further agrees not to assign all or any part of such indebtedness unless Lender is given prior notice and such assignment is expressly made subject to the terms of this Guaranty. If Lender so requests, (i) all instruments evidencing such indebtedness shall be duly endorsed and delivered to Lender, (ii) all security for such indebtedness shall be duly assigned and delivered to Lender, (iii) such indebtedness shall be enforced, collected and held by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Loan but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty, and (iv) Guarantor shall execute, file and record such documents and instruments and take such other action as Lender deems necessary or appropriate to perfect, preserve and enforce Lender's rights in and to such indebtedness and any security therefor. If Guarantor fails to take any such action, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor. The foregoing power of attorney is coupled with an interest and cannot be revoked.

2.08 Bankruptcy No Discharge; Repayments. So long as any of the obligations guaranteed hereunder shall be owing to Lender, Guarantor shall not, without the prior written consent of Lender, commence or join with any other party in commencing any bankruptcy, reorganization or insolvency proceedings of or against Borrower. Guarantor understands and acknowledges that by virtue of this Guaranty, it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding with respect to Borrower. As an example and not in any way of limitation, a subsequent modification of the Guaranteed Obligations in any reorganization case concerning Borrower shall not affect the obligation of Guarantor to pay and perform the Guaranteed Obligations in accordance with its original terms. In any bankruptcy or other proceeding in which the filing of claims is required by law, Guarantor shall file all claims which Guarantor may have against Borrower or relating to any indebtedness of Borrower to Guarantor and shall assign to Lender all rights of Guarantor thereunder. If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lender's discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender's nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Lender or its nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor's rights to any such payments or distributions; provided, however, Guarantor's obligations hereunder shall not be satisfied except to the extent that Lender receives cash by reason of any such payment or distribution. If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty. Notwithstanding anything to the contrary herein, the liability of Guarantor hereunder shall be reinstated and revised, and the rights of Lender shall continue, with respect to any amount at any time paid by or on behalf of Borrower on account of the Loan Documents which Lender shall restore or return by reason of the bankruptcy, insolvency or reorganization of Borrower or for any other reasons, all as though such amount had not been paid.

2.09 Setoff. Lender shall have a right of setoff against, and Guarantor hereby grants a security interest in, all moneys, securities and other property of Guarantor now or hereafter in the possession of, or on deposit with Lender, whether held in a general or special account or deposit, or for safekeeping or otherwise. Such right is in addition to any right of setoff Lender may have by law. All rights of setoff may be exercised without notice or demand to Guarantor. No right of setoff shall be

deemed to have been waived by any act or conduct on the part of Lender, or by any neglect to exercise such right of setoff, or by any delay in doing so. Every right of setoff shall continue in full force and effect until specifically waived or released by an instrument in writing executed by Lender.

2.10 **Payments**. It is understood that the obligations of Borrower to Lender may at any time and from time to time exceed the aggregate liability of Guarantor hereunder without impairing this Guaranty. Guarantor agrees that whenever Guarantor shall make any payment to Lender hereunder on account of the liability hereunder, Guarantor will deliver such payment to Lender at the address provided in Section 3.09 below and notify Lender in writing that such payment is made under this Guaranty for such purpose. It is understood that Lender, without impairing this Guaranty, may apply payments from Borrower to the Guaranteed Obligations or to such other obligations owed by Borrower to Lender in such amounts and in such order as Lender in its complete discretion determines. No payment made hereunder by Guarantor to Lender shall constitute Guarantor as a creditor of Lender.

2.11 **Financial Statements**. Guarantor covenants and agrees to provide Lender, within forty-five (45) days after the end of each calendar year, with financial statements, including a balance sheet and such other statements as may be required by Lender (including a statement of changes in financial position), prepared in accordance with generally accepted accounting practices consistently applied (or sound cash based accounting practices consistently applied) and certified as true and complete, without qualification, by Guarantor or, if required by Lender, by a certified public accountant acceptable to Lender. Guarantor further covenants and agrees to immediately notify Lender of any material adverse change in Guarantor's financial condition. Guarantor shall also provide any additional financial information, upon written request by Lender, including certification as to liquidity and that no material adverse change has occurred in Guarantor's financial condition.

ARTICLE III. MISCELLANEOUS

3.01 **Expenses**. Guarantor agrees to pay all costs and expenses, including attorneys' fees and costs, which may be incurred by Lender in any effort to collect or enforce any of the Loan Documents or the obligations of Guarantor hereunder, whether or not any lawsuit is filed, including all costs and attorneys' fees incurred by Lender in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) and in any judicial or nonjudicial foreclosure action. Such amounts shall bear interest until paid at the Past Due Rate set forth in the Note. Without limitation, if Lender uses in-house counsel in any effort to collect or enforce any of the Loan Documents or the obligations of Guarantor hereunder, whether or not any lawsuit is filed, including in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) and in any judicial or nonjudicial foreclosure action, Guarantor expressly agrees that costs and expenses under this paragraph shall include fees and costs for in-house counsel commensurate with the fees and costs that would otherwise be charged by outside legal counsel selected by Lender in its sole discretion for the work performed.

3.02 **Complete Agreement**. This Guaranty supersedes any prior negotiations, discussions or communications between Guarantor and Lender and constitutes the entire agreement between Lender and Guarantor with respect to this Guaranty.

3.03 **Amendments**. Neither this Guaranty nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

3.04 **Successors**. All of the terms of this instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Guarantor shall not have the right to assign any of its rights or obligations under this Guaranty. The term "**Borrower**" shall

mean both the named Borrower and any other person or entity at any time assuming or otherwise becoming primarily liable on all or any part of the obligations set forth in the Loan Documents.

3.05 **Governing Law**. This Guaranty shall be governed by and construed in accordance with the laws of the State of Florida without regard to conflicts of law).

3.06 **Assignability by Lender**. Lender may, at any time and from time to time, assign, conditionally or otherwise, all (or any part) of the rights of Lender under the Note and under this Guaranty, whereupon such assignee shall succeed to all rights of Lender hereunder to the extent that such rights may be assigned to it. Lender, or each successor holder of the Note, may given written notice to Guarantor of any such assignment, but any failure to give, or delay in giving, such notice shall not affect the validity or enforceability of any such assignment.

3.07 **Demands**. Each demand by Lender for performance or payment hereunder shall be in writing and shall be made in the manner set forth in Section 3.09 below. A dated statement signed by an officer of Lender setting forth the amount of indebtedness at the time owing to Lender by Borrower under the Loan Documents shall be conclusive evidence thereof as between Guarantor and Lender in any legal proceedings against Guarantor in connection with this Guaranty.

3.08 **Term**. The obligations of Guarantor under the Guaranty shall continue in full force and effect until the obligations under the Loan Documents shall have been fully paid and performed and Lender's commitment to make advances under the Loan Documents shall have been terminated or shall have expired and the expiration of the period of time during which payments by Borrower to Lender may be deemed to be preferential payments under the United States Bankruptcy Code or other similar applicable laws.

3.09 **Notices**. Except when otherwise required by law, any notice which a party is required or may desire to give the other shall be in writing and may be sent by personal delivery or by mail (either [i] by United States registered or certified mail, return receipt requested, postage prepaid, or [ii] by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery), addressed as provided below in this Section 3.09. Any notice so given by mail shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier's proof of delivery, as the case may be. Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the same is to be given.

To Guarantor:

Reven Housing Florida 2, LLC
7911 Herschel Avenue
Suite 201
La Jolla, California 92037
Attention: Thad Meyer

To Lender:

Silvergate Bank
4275 Executive Square
Suite 800
La Jolla, California 92037-1492
Attention: Commercial RE Group

3.10 **Time Is of the Essence**. Time is of the essence under this Guaranty and any amendment, modification, or revision of this Guaranty.

3.11 Financial Interest in the Borrower; Financial Statements. Guarantor represents and warrants that Guarantor has a financial interest in the Borrower, that he/she has examined or has had an opportunity to examine all documents referred to herein, that he/she has full power, authority and legal right to execute and deliver this Guaranty and that this Guaranty is a binding legal obligation of the Guarantor.

3.12 Disposition of Interests. Guarantor covenants and agrees that Guarantor shall not sell, assign, transfer, encumber or dispose of, in any manner whatsoever, any interest in Borrower, whether direct or indirect, without the prior written consent of Lender, which consent may be withheld by Lender, in its sole and absolute discretion. Any sale, assignment, transfer, encumbrance or disposition, in any manner whatsoever, of or on said general or limited partnership interest shall constitute a default herein and in the Loan Documents.

3.13 MUTUAL WAIVER OF JURY TRIAL. THE LENDER AND GUARANTOR EACH, ON BEHALF OF ITSELF AND ITS SUCCESSORS AND ASSIGNS, WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ALL RIGHT TO TRIAL BY JURY OF ANY AND ALL CLAIMS BETWEEN THEM ARISING UNDER THE LOAN DOCUMENTS, THIS GUARANTY, OR ANY OTHER DOCUMENTS AND AGREEMENTS EXECUTED, DIRECTLY OR INDIRECTLY, IN CONNECTION WITH THE LOAN TRANSACTION, AND ANY AND ALL CLAIMS ARISING UNDER COMMON LAW OR UNDER ANY STATUTE OF ANY STATE OR THE UNITED STATES OF AMERICA, WHETHER ANY SUCH CLAIMS BE NOW EXISTING OR HEREAFTER ARISING, NOW KNOWN OR UNKNOWN. IN MAKING THIS WAIVER, THE LENDER AND GUARANTOR ACKNOWLEDGE AND AGREE THAT ANY AND ALL CLAIMS MADE BY THE LENDER AGAINST GUARANTOR AND ALL CLAIMS MADE BY GUARANTOR AGAINST THE LENDER SHALL BE HEARD BY A JUDGE OF A COURT OF PROPER JURISDICTION AND SHALL NOT BE HEARD BY A JURY. THE LENDER AND GUARANTOR ACKNOWLEDGE AND AGREE THAT THIS WAIVER OF TRIAL BY JURY IS A MATERIAL ELEMENT OF THE CONSIDERATION FOR THIS TRANSACTION. THE LENDER AND GUARANTOR, WITH ADVICE OF COUNSEL, EACH ACKNOWLEDGES THAT HE OR SHE IS KNOWINGLY AND VOLUNTARILY WAIVING A LEGAL RIGHT BY AGREEING TO THIS WAIVER PROVISION.

3.14 Commercial Loan. Guarantor represents and warrants that the Loan evidenced by the Note (as each is defined in the Security Instrument) is a "commercial loan" within the meaning of the Commercial Law Article of the Annotated Code of Florida. Guarantor further represents that all loan proceeds will be used for said commercial loan purpose.

3.15 Additional Miscellaneous Provisions. No delay or failure by Lender to exercise any remedy against Borrower or Guarantor will be construed as a waiver of that right or remedy. All remedies of Lender are cumulative. The captions and section headings appearing in this Guaranty are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Guaranty. In the event that the provisions of this Guaranty are claimed or held to be inconsistent with any other instrument evidencing or securing the Loan, or the obligations of Guarantor, the terms of this Guaranty shall remain fully valid and effective. If Guarantor consists of more than one person or entity, the obligations hereunder shall be joint and several and in no event shall the liability of any guarantor be conditioned upon the liability of any other guarantor (whether or not all stated guarantors actually execute and deliver this Guaranty or any other guaranty). When the context in which the words are used in this Guaranty indicates that such is the intent, words in the singular number shall include the plural and vice-versa. Use of the word "include", "includes", or "including" in this Guaranty shall be read as though the phrase ", without limitation," followed the same. If any one or more of the provisions of this Guaranty should be determined to be illegal or unenforceable, all other provisions shall remain effective. This Guaranty may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument. The parties hereto agree that faxed signatures shall be deemed originals.

3.16 Severability. Every provision of this Guaranty is intended to be severable. In the event any term or provision herein is declared to be illegal, invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction, such illegality, invalidity or unenforceability shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first above written.

GUARANTOR:

REVEN HOUSING REIT, INC.
a Maryland corporation,

____
Thad Meyer, Chief Financial Officer